===============================
                          Annual Report August 31, 1997
                         ===============================

                                   OPPENHEIMER
                                 U.S. Government
                                      Trust

                                [GRAPHIC OMITTED]

                                     [LOGO]
                              Oppenheimer Funds(SM)
                             THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

o 1st Quartile ranking: Lipper Analytical Services ranked the Fund's Class A shares in the top quartile among U.S. government funds for the 1- and 5-year periods ended August 31, 1997.(1)

o Mortgage-backed securities comprised approximately 70% of the Fund's assets during the period.

o Long-term interest rates remained within a fairly narrow trading range, creating a favorable environment for the Fund.

Contents

3     President's Letter

4     Fund Performance

6     An Interview with the Fund's Managers

9     Statement of Investments

14    Statement of Assets & Liabilities

16    Statement of Operations

17    Statements of Changes in Net Assets

18    Financial Highlights

20    Notes to Financial Statements

29    Independent Auditors' Report

30    Federal Income Tax Information

31    Officers & Trustees

32    Information & Services

=================================
 Total Returns
=================================
For the Period Ended 8/31/97(2)
Class A
 1 year
=================================
 10.45%
=================================
Class B
 1 year
=================================
 9.63%
=================================
Class C
 1 year
=================================
 9.65%
=================================

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1) Source: Lipper Analytical Services, Inc., 8/31/97. Based on the comparisons between changes in net asset value without considering sales charges, and with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 18 of 181 (1-year), 11 of 79 (5-year) and 16 of 48 (10-year) among general U.S. government funds for the period ended 8/31/97. Past performance does not guarantee future results.

(2) Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                       2 Oppenheimer U.S. Government Trust

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO OMITTED]
Bridget A. Macaskill
President
Oppenheimer
U.S. Government Trust

I'd like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. Some notable additions are "at-a-glance" report highlights and charts that let you quickly assess how your Fund has performed. On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, I'd like to share a few global observations.

      As we consider the world's financial markets over the past six months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

      To keep in touch with our views on the markets, visit our website, www.oppenheimerfunds.com, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,


/s/ Bridget A. Macaskill
Bridget A. Macaskill                                        September 22, 1997


                       3 Oppenheimer U.S. Government Trust

Performance update
--------------------------------------------------------------------------------

===================================
 Avg Annual Total Returns
===================================
For the Period Ended 9/30/97(1)

Class A
 1 year    5 year  10 year
===================================
 5.14%     5.66%   7.84%
===================================

Class B
           Since
 1 year    5 year  Inception
===================================
 4.57%     N/A     6.10%
===================================

Class C
           Since
 1 year    5 year  Inception
===================================
 8.48%     N/A     5.74%

Oppenheimer U.S. Government Trust performed very well over the past twelve months, largely because of its heavy weighting in mortgage-backed securities. In fact, according to Lipper Analytical Services, the Fund's Class A shares ranked in the top quartile of general U.S. government funds for the 1- and 5-year periods ended 8/31/97.(2)

                                [GRAPHIC OMITTED]
  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                             Growth of $10,000
                             Over ten years
                            (without sales charge)(3)

                      Lehman Brothers Government Bond Index

                       Unit Value Base: Q3 B7 = $10,000.00

             Q1          Q2          Q3          Q4
87              --          --  $10,000.00  $10,564.75
88      $10,913.38  $11,016.67  $11,202.65  $11,308.10
89      $11,427.10  $12,346.12  $12,448.13  $12,916.33
90      $12,757.13  $13,203.02  $13,312.73  $14,044.46
91      $14,348.45  $14,542.47  $15,373.12  $16,197.61
92      $15,914.28  $16,540.80  $17,356.66  $17,364.65
93      $18,148.79  $18,673.98  $19,279.85  $19,214.86
94      $18,636.22  $18,422.48  $18,500.62  $18,566.97
95      $19,440.64  $20,646.80  $21,010.86  $21,970.69
96      $21,473.96  $21,575.03  $21,839.63  $22,579.76
97      $22,396.30  $23,170.83  $23,946.87          --

                         Analysis Period: Q3 87 to Q3 97
                                Source: Micropal

                    Oppenheimer U.S. Government Trust Class A

                       Unit Value Base: Q3 B7 = $10,000.00

             Q1          Q2          Q3          Q4
87              --          --  $10,000.00  $10,493.47
88      $10,802.22  $10,827.77  $11,108.22  $11,208.54
89      $11,304.93  $11,963.21  $12,067.38  $12,546.63
90      $12,391.34  $12,721.72  $12,879.08  $13,506.32
91      $13,791.97  $13,935.82  $14,680.14  $15,564.80
92      $15,225.27  $15,755.95  $16,176.13  $16,349.31
93      $16,864.77  $17,283.75  $17,674.85  $17,657.41
94      $17,293.24  $17,119.20  $17,302.40  $17,431.45
95      $18,374.79  $19,041.02  $19,382.09  $20,035.07
96      $19,856.66  $19,974.86  $20,368.95  $20,804.42
97      $20,940.43  $21,782.42  $22,461.65          --

                         Analysis Period: Q3 87 to Q3 97
                                Source: Micropal

(1) Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current initial sales charge of 4.75%. Class A shares were first publicly offered on 8/16/85. The Fund's maximum sales charge for Class A shares was higher prior to 2/1/89, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 7/21/95). Class C returns include the contingent deferred sales charge of 1% for the 1-year return. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and 0.25% service fee. Class A shares are subject to an annual service fee not to exceed 0.25%.

(2) Source: Lipper Analytical Services, Inc., 8/31/97. Based on the comparisons between changes in net asset value without considering sales charges, and with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 18 of 181 (1-year), 11 of 79 (5-year) and 16 of 48 (10-year) among general U.S. government funds for the period ended 8/31/97. Past performance does not guarantee future results.


                       4 Oppenheimer U.S. Government Trust

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer U.S. Government Trust is for investors looking for monthly income mainly from U.S. Treasury and agency securities.

What We Look For

o Sectors of the government debt market that offer relative value.

o High income potential to help cushion against volatility.

o Opportunities in different types of government securities to help reduce interest-rate risk, such as Fannie Maes, Ginnie Maes, or Freddie Macs.

o Securities that are less sensitive to changes in interest rates.

                                [GRAPHIC OMITTED]
  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE GRAPH IN THE PRINTED MATERIAL]

                              Credit Allocation(4)

                   U.S. Gov't                       32.4%
                   U.S. Agency                      53.8
                   AAA/AA                            1.0
                   A                                 1.4
                   BBB                               3.4
                   Not Rated                         8.0

Top Five Holdings
(Percentage of net assets)
--------------------------------------------------------------------------------
 Federal National Mortgage Association                                  41.1%
--------------------------------------------------------------------------------
 U.S. Treasury Notes                                                    35.0
--------------------------------------------------------------------------------
 Government National Mortgage Association                               18.7
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Association                                 14.4
--------------------------------------------------------------------------------
 U.S. Treasury Bonds                                                    10.3
--------------------------------------------------------------------------------

(3) Results of a hypothetical $10,000 investment in Class A shares on September 30, 1987. Lehman Brothers Government Bond Index includes a broad range of government bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.

(4) Portfolio is as of 8/31/97, and is subject to change. Portfolio is dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 8.0% of total market value of investments) but whose ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.


                       5 Oppenheimer U.S. Government Trust

An interview with your Fund's managers
--------------------------------------------------------------------------------

----------------------
"We don't believe
that higher
inflation
is necessarily
imminent."

How has the Fund performed during the year ended August 31, 1997?

Oppenheimer U.S. Government Trust's Class A shares provided a total rate of return of 10.45% before sales charges for the one-year period ended August 31, 1997.1 These returns helped the Fund outperform the general U.S. government securities market.

What influences and events had the greatest effect on the market for U.S. government securities?

During the first three months of 1997, the U.S. government securities market was volatile as investors became concerned about the high rate of economic growth and its potentially adverse effects on inflation. Yields on 30-year U.S. Treasury bonds rose and, in March, the Federal Reserve raised short-term interest rates in an effort to prevent a resurgence of inflation. By April, however, it became clear to most investors that their inflation fears were unjustified. Even though the economy was growing strongly and unemployment was low, there were no signs in the economic data that inflation would become a problem. As a result, long-term interest rates have remained within a relatively narrow range over the last six months. That has continued to create a favorable environment for this fund.

Why are stable long-term interest rates positive for the Fund?

The Fund primarily holds two types of securities-- U.S. Treasury bonds and mortgage-backed securities. Treasury bonds are issued and guaranteed directly by the federal government. The mortgage-backed securities that are held by the Fund are pools of home mortgages that

(1) Includes changes in net asset value per share without deducting any sales charges and with all dividends and distributions reinvested. Such performance would have been lower if sales charges were taken into account.

                       6 Oppenheimer U.S. Government Trust

[PHOTO OMITTED]
Portfolio Management
Team (l to r)
Jerry Webman
(Fund Manager)
Gina Palmieri
Leslie Falconio

are securitized and backed by government agencies, such as the Government National Mortgage Association (GNMA) and Federal National Mortgage Association
(FNMA). Mortgage-backed securities usually offer higher yields than Treasury securities, and they tend to perform best in an environment of declining volatility. That's because stable interest rates reduce the risk that homeowners in the pool will refinance their mortgages and return principal early to bondholders. This phenomenon, known as prepayment risk, can adversely affect mortgage-backed securities when interest rates decline substantially. We've generally maintained a fairly large percentage--between 60% and 70% of the portfolio during the past twelve months--in mortgage-backed securities, and that's helped our performance.

Where did you find the best values in U.S. Treasury securities?

Strong economic conditions helped produce higher-than-expected federal tax revenues, and a declining federal budget deficit required the federal government to issue fewer bonds. Yet, demand for these investments remained high from investors who sought the safety of a U.S. government guarantee. As a result, yields on most U.S. Treasury securities remained low relative to their historical relationship with other fixed-income securities. Even so, consistent with our diversified investment approach, we generally invested between 30% and 40% of the portfolio in Treasuries during the past twelve months, and we found some of the best values in the four- to five-year maturity range.


                       7 Oppenheimer U.S. Government Trust

An interview with your Fund's managers
--------------------------------------------------------------------------------

----------------------
"We've maintained
a fairly large
percentage of the
Fund's assets in
mortgage-backed
securities, which
helped our
performance."

What is your outlook for the future?

We expect the current economic environment to persist over the next few months, although hints of stronger economic growth may cause some temporary concerns among investors. Nevertheless, we do not believe that higher inflation is necessarily imminent, so volatility should remain relatively low through the end of 1998. Longer term, we are quite optimistic about the direction of interest rates, which we believe will continue to decline slowly albeit not in a straight line. Accordingly, we believe interest rates should exhibit lower highs and lower lows within its trading range until the economic environment changes fundamentally. If this gradual decline in interest rates occurs, it should be good for investors in Oppenheimer U.S. Government Trust. The Fund may benefit from both the competitive yield provided by mortgage-backed securities in this environment, and the potential price gains of U.S. Treasury securities. We will continue to seek higher yields, and we believe mortgage-backed securities are a relatively low-risk way to earn additional yield.


                       8 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statement of Investments August 31, 1997
--------------------------------------------------------------------------------

                                                           Face     Market Value
                                                           Amount   See Note 1
================================================================================
Mortgage-Backed Obligations--92.7%
--------------------------------------------------------------------------------
Government Agency--75.1%
--------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--55.5%
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd.
 Multiclass Mtg.
Participation Certificates:
14%, 1/1/11                                             $   473,326  $   559,207
9.50%, 12/1/02-10/1/03                                      386,540      410,889
Series 1065, Cl. H, 8.50%, 10/15/19                         567,746      573,600
Series 1343, Cl. LA, 8%, 8/15/22                          8,000,000    8,448,904
Series 1455, Cl. J, 7.50%, 12/15/22                       2,625,000    2,704,441
Series 151, Cl. F, 9%, 5/15/21                            2,500,000    2,707,704
Series 1914, Cl. H, 6.50%, 8/15/24                        2,500,000    2,361,700
Series 192, Cl. H, 9%, 7/15/21                              847,476      862,570
11.50%, 6/1/20                                            1,073,303    1,253,082
13%, 8/1/15                                               1,816,779    2,196,032
Government National Mortgage Assn., Gtd.
 Multiclass Mtg.
Participation Certificates, Series 26,
 Cl. B, 6%, 5/25/15                                       4,999,999    4,732,486
Gtd. Real Estate Mtg. Investment Conduit
 Pass-Through Certificates, Series 1610,
 Cl. PM, 6.25%, 4/15/22                                   5,000,000    4,871,850
Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. B, 9.968%-12.337%, 7/1/26(1)             93,810,248   32,555,088
Series 180, 13.736%, 10/1/26(1)                           3,249,079    1,078,288
Principal-Only Stripped Mtg.-Backed Security,
Series 179, 2.657%-3.109%, 9/1/26(2)                     17,416,137   12,667,519
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
11%, 7/1/16                                               1,294,492    1,482,194
11.50%, 11/1/15                                           1,038,050    1,184,935
12%, 4/15/19                                              1,255,962    1,480,465
7%, 8/1/25                                               11,686,709   11,589,710
7%, 9/1/12(3)                                            28,980,000   29,070,707
7.50%, 8/1/25                                             4,295,297    4,348,559
7.50%, 9/1/27(3)(4)                                      77,600,000   78,376,000
7.50%, 9/25/12(3)                                        55,400,000   56,421,576
Collateralized Mtg. Obligations, Gtd.
 Real Estate Mtg.
Investment Conduit Pass-Through
 Certificates:
13%, 11/1/12                                                162,840      190,663
8%, 12/1/22                                               2,600,115    2,687,792
Trust 1992-34, Cl. G, 8%, 3/25/22                         2,520,000    2,661,750
Trust G92-42, Cl. C, 7%, 9/25/19(5)                          35,833       35,699
Trust 1990-18, Cl. K, 9.60%, 3/25/20                      5,000,000    5,635,757
Trust 1992-112, Cl. ED, 4%, 12/25/20                      3,000,000    2,639,152
Trust 1995-4, Cl. PC, 8%, 5/25/25                         3,885,880    4,120,630
Trust 1996-64, Cl. PB, 6.50%, 1/18/19                     2,049,000    2,045,783
Trust 1997-25, Cl. B, 7%, 12/18/22                        2,910,000    2,883,712
Trust 1997-27, Cl. J, 7.50%, 4/18/27                      2,366,807    2,427,405
Trust 1997-5, Cl. B, 7%, 9/18/17                          7,427,000    7,373,833


                       9 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                      Face         Market Value
                                                      Amount       See Note 1
--------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored  (continued)
Federal National Mortgage Assn.:
Trust G93-31, Cl. PN, 7%, 9/25/23                 $  5,000,000    $  4,905,862
Principal-Only Stripped Mtg.-Backed
 Security, Trust 1997-7,
Cl. GA, 6.59%, 7/25/23(2)                            2,980,588       1,487,500
                                                                  ------------
                                                                   301,033,044
--------------------------------------------------------------------------------
GNMA/Guaranteed--19.6%
Government National Mortgage Assn.:
6%, 9/20/27(3)                                      24,000,000      24,120,000
6.50%, 11/15/23-12/15/23                             1,774,471       1,720,352
6.50%, 9/1/27(3)                                    23,500,000      23,859,844
7.125%, 4/20/17                                        347,822         357,823
7.25%, 12/15/05                                         34,513          35,050
7.50%, 10/15/06-7/15/26                             20,885,453      21,115,299
8%, 4/15/02-5/15/25                                  3,181,688       3,294,074
8.25%, 4/15/08                                         120,540         126,283
8.50%, 6/15/01-1/15/06                                  93,387          95,495
9%, 9/15/08-5/15/09                                    426,314         457,744
9.50%, 4/15/01-1/15/20                               1,339,677       1,458,120
10%, 6/15/16-8/15/19                                 2,791,759       3,108,634
10.50%, 1/15/98-5/15/21                              6,623,157       7,423,457
11%, 10/20/19-7/20/20                                5,351,344       6,125,424
11.50%, 1/15/98-4/15/13                                106,538         121,040
12%, 12/15/12-3/15/14                                   65,531          76,370
12.50%, 1/15/14-6/15/19                                984,795       1,160,962
13%, 4/15/11-12/15/14                                  167,711         199,442
13.50%, 4/15/11-8/15/14                                199,244         239,466
14%, 6/15/11                                            35,011          42,249
15%, 7/15/11-9/15/12                                   168,920         206,797
Collateralized Mtg. Obligations, Gtd
 Real Estate Mtg
Investment Conduit Pass-Through
 Certificates,
Series 1994-5, Cl. PQ, 7.493%, 7/16/24               6,000,000       6,159,322
--------------------------------------------------------------------------------
U.S. Department of Veterans Affairs,
 Interest-Only Gtd. Real Estate
Mtg. Investment Conduit Pass-Through
 Certificates, Vendee Mtg
Trust, Series 1995-2B, Cl. 2-IO,
 21.093%, 6/15/25(1)(5)                            124,399,657       4,888,518
                                                                  ------------
                                                                   106,391,765

--------------------------------------------------------------------------------
Private--17.6%
--------------------------------------------------------------------------------
Commercial--11.9%
Asset Securitization Corp., Commercial Mtg
 Pass-Through Certificates:
Series 1996-D3, Cl. A5, 8.332%, 10/13/26(5)(6)       3,700,000       3,968,250
Series 1996-MD6, Cl. A5, 7.225%, 11/13/26(6)         5,000,000       5,129,687
Series 1997-MD7, Cl. A6, 8.243%, 1/13/30(6)          1,150,000       1,196,000


                      10 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Face         Market Value
                                                      Amount       See Note 1
--------------------------------------------------------------------------------
BKB Commercial Mortgage Trust, Commercial
 Mtg. Obligations, Series 1997-C1, Cl. C,
 7.45%, 10/25/00(5)                                 $ 1,735,000    $ 1,747,470
--------------------------------------------------------------------------------
Capital Lease Funding Securitization LP,
 Interest-Only Corporate
Credit-Backed Pass-Through Certificates,
 Series 1997-CTL1:
9.621%, 6/22/24(1)(5)                                63,317,519      2,925,269
9.585%, 6/22/24(1)(5)                                 5,065,402        234,022
--------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp.,
 Interest-Only Stripped
Mtg.-Backed Security, Series 1996-C1,
 Cl. X-2, 10%, 12/25/20(1)(5)                        24,833,200        822,600
--------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg
 Investment Conduit Pass-Through
Certificates, Series 1994-C1, Cl. 2-G,
 8.70%, 9/25/25(5)                                    3,000,000      3,066,562
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
 Commercial Mtg. Pass-Through
Certificates, Series 1997-CL1, Cl. F,
 7.353%, 7/13/30                                      3,000,000      3,018,750
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
 Mtg. Pass-Through Certificates, Series
 1996-C1, 7.42%, 4/25/28                              5,061,000      5,115,564
--------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
 Commercial Mtg. Pass-Through
 Certificates, Series 1996-C1, Cl. D-1,
 7.51%, 2/15/28(5)(6)                                 3,000,000      3,000,937
--------------------------------------------------------------------------------
Potomac Gurnee Financial Corp., Commercial
 Mtg. Pass-Through Certificates, Cl. D,
 7.683%, 12/21/26(5)                                  2,500,000      2,534,375
--------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg
 Pass-Through Certificates:
Series 1992-C5, Cl. C, 8.85%, 5/25/22                 6,943,092      7,100,396
Series 1993-C1, Cl. D, 9.45%, 5/25/24                 1,183,001      1,192,244
Series 1994-C1, Cl. C, 8%, 6/25/26                    7,075,000      7,221,475
Series 1995-C1, Cl. D, 6.90%, 2/25/27                 7,677,000      7,555,847
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
 Multiclass Pass-Through Certificates:
Series 1996-C3, Cl. C, 7.375%, 6/25/30(5)(6)          5,000,000      5,042,187
Series 1996-CFL, Cl. D, 7.034%, 2/25/28               3,700,000      3,703,469
                                                                   -----------
                                                                    64,575,104

--------------------------------------------------------------------------------
Multi-Family--1.5%
Countrywide Funding Corp., Mtg
 Pass-Through Certificates,
Series 1993-12, Cl. B1, 6.625%, 2/25/24               3,000,000      2,793,750
--------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp.,
 Mtg. Pass-Through Interest-Only
 Certificates, Series 94-M1:
Cl. A-X, 0.52%, 2/15/02(1)(5)                        88,100,000         55,062
Cl. B-X, 0.61%, 2/15/02(1)(5)                        19,300,000         12,063
Cl. C-X, 0.66%, 2/15/02(1)(5)                        15,400,000          9,625
Cl. D-X, 0.82%, 2/15/02(1)(5)                         2,968,000          2,319
--------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg
 Pass-Through Certificates:
Series 1991-M5, Cl. A, 9%, 3/25/17                    4,667,319      4,738,058
Series 1992-M4, Cl. B, 7.20%, 9/25/21                   494,104        495,262
                                                                   -----------
                                                                     8,106,139


                      11 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                      Face          Market Value
                                                      Amount        See Note 1
--------------------------------------------------------------------------------
Residential--4.2%
CS First Boston Mortgage Securities Corp.,
 Mtg. Pass-Through Certificates, Series
 1997-C1, Cl. E, 7.50%, 3/20/11(5)                 $ 5,000,000      $  4,989,063
--------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial
 Mtg. Pass-Through Certificates, Series
 1997-CHL1, 8.13%, 7/25/06(5)(6)                     5,000,000         5,084,375
--------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage
 Trust, Interest-Only Stripped Mtg. Pass-Through
 Certificates, Series 1997-C1, Cl. D-3, 7.03%,
 4/18/27(1)                                         33,934,578         2,682,953
--------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial
 Mtg. Pass-Through Certificates, Series
 1995-GAL-1, Cl. C, 7.95%, 8/15/27(5)                5,014,988         5,087,078
--------------------------------------------------------------------------------
Prudential Home Mortgage Securities Corp., Sub.
 Fixed Rate Mtg. Securities, Real Estate Mtg.
 Investment Conduit Pass-Through Certificates,
 Series 1995-A, Cl. B2, 8.684%, 3/28/25(5)(6)        1,468,890         1,519,383
--------------------------------------------------------------------------------
Residential Funding Corp., Mtg. Pass-Through
 Certificates, Series 1993-S10, Cl. A9, 8.50%,
 2/25/23                                             1,789,310         1,838,516
--------------------------------------------------------------------------------
Salomon Brothers, Inc., Series 1997-TZH, Cl. D,
 7.90%, 3/25/22(5)                                   1,700,000         1,764,281
                                                                    ------------
                                                                      22,965,649
                                                                    ============
Total Mortgage-Backed Obligations
 (Cost $498,775,644)                                                 503,071,701

================================================================================
U.S. Government Obligations--45.3%
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
11.75%, 11/15/14                                    19,700,000        28,177,165
7.50%, 11/15/24(7)                                  19,345,000        21,309,736
STRIPS, Zero Coupon, 6.39%, 2/15/07(8)              11,600,000         6,322,184
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.125%, 8/31/98                                      4,000,000         4,013,752
6.375%, 8/15/02                                        122,000           122,839
6.625%, 5/15/07                                     12,000,000        12,210,011
6.875%, 3/31/00                                      2,910,000         2,966,384
7.50%, 5/15/02                                      14,450,000        15,199,607
7.75%, 1/31/00                                      22,545,000        23,404,549
7.75%, 12/31/99                                     64,010,000        66,390,401
8%, 5/15/01                                         58,100,000        61,586,053
8.875%, 11/15/97                                     3,100,000         3,121,315
STRIPS, Zero Coupon, 7.03%, 8/15/16(8)               3,000,000           838,959

Total U.S. Government Obligations                                   ------------
 (Cost $248,227,659)                                                 245,662,955


                      12 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                           Market Value
                                                Date   Strike   Contracts  See Note 1
=======================================================================================
Call Options Purchased--0.0%
---------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.625%, 5/15/07 Call Opt.                      10/97   105.19%     19,800  $     17,016
6.625%, 5/15/07 Call Opt.                       9/97   100.56      20,950       243,870
                                                                           ------------
Total Call Options Purchased (Cost $380,907)                                    260,886
---------------------------------------------------------------------------------------
Total Investments, at Value
 (Cost $747,384,210)                                               138.0%   748,995,542
---------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                              (38.0)  (206,261,008)
                                                                   -----   ------------
Net Assets                                                         100.0%  $542,734,534
                                                                   =====   ============

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

2. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

3. When-issued security to be delivered and settled after August 31, 1997.

4. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                            Face             Expiration  Exercise  Premium   Market Value
                            Subject to Call  Date        Price     Received  See Note 1
----------------------------------------------------------------------------------------
Federal National Mortgage
 Assn., 7.50%, 8/1/25 Call
 Option                     $35,000,000      9/4/97      99.703%   $246,094   $393,750

5. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

6. Represents the current interest rate for a variable rate security.

7. Securities with an aggregate market value of $3,304,689 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.


                      13 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statement of Assets and Liabilities August 31, 1997
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost
 $747,384,210)--see accompanying statement                         $748,995,542
--------------------------------------------------------------------------------
Receivables:
Interest and principal paydowns                                       7,175,501
Shares of beneficial interest sold                                    2,012,741
Daily variation on futures contracts--Note 5                             40,531
--------------------------------------------------------------------------------
Other                                                                    10,435
                                                                   ------------
Total assets                                                        758,234,750

================================================================================
Liabilities
Bank overdraft                                                          367,106
--------------------------------------------------------------------------------
Options written, at value (premiums
 received $246,094)--
see accompanying statement--Note 6                                      393,750
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued
 basis--Note 1                                                      212,814,109
Dividends                                                               651,774
Shares of beneficial interest redeemed                                  626,711
Distribution and service plan fees                                      222,300
Trustees' fees--Note 1                                                  172,734
Transfer and shareholder servicing agent fees                            72,713
Other                                                                   179,019
                                                                   ------------
Total liabilities                                                   215,500,216


================================================================================
Net Assets                                                         $542,734,534
                                                                   ============

================================================================================
Composition of Net Assets
Paid-in capital                                                    $554,551,060
--------------------------------------------------------------------------------
Undistributed net investment income                                   1,240,651
--------------------------------------------------------------------------------
Accumulated net realized loss on investment
 transactions                                                       (14,498,802)
--------------------------------------------------------------------------------
Net unrealized appreciation on
 investments --Notes 3 and 5                                          1,441,625
                                                                    -----------
Net assets                                                         $542,734,534
                                                                   ============


                      14 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $468,808,619 and 49,436,830 shares of
beneficial interest outstanding)                                           $9.48
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                         $9.95

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $52,300,814 and 5,520,655
shares of beneficial interest outstanding)                                 $9.47

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $21,625,101 and 2,283,613
shares of beneficial interest outstanding)                                 $9.47

See accompanying Notes to Financial Statements.


                      15 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                            $46,570,450

================================================================================
Expenses
Management fees--Note 4                                               3,233,578
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               1,151,704
Class B                                                                 413,443
Class C                                                                 194,792
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   657,486
--------------------------------------------------------------------------------
Shareholder reports                                                     284,868
--------------------------------------------------------------------------------
Custodian fees and expenses                                             119,172
--------------------------------------------------------------------------------
Legal and auditing fees                                                  44,567
--------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                      21,505
--------------------------------------------------------------------------------
Registration and filing fees                                             16,581
--------------------------------------------------------------------------------
Other                                                                    35,311
                                                                    ------------
Total expenses                                                        6,173,007

================================================================================
Net Investment Income                                                40,397,443

================================================================================
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments                                                           8,962,434
Closing of futures contracts                                         (1,379,539)
Closing and expiration of options written--Note 6                         9,785
                                                                    ------------
Net realized gain                                                     7,592,680
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on
 investments                                                          5,493,413
                                                                    ------------
Net realized and unrealized gain                                     13,086,093

================================================================================
Net Increase in Net Assets Resulting from Operations                $53,483,536
                                                                    ===========

See accompanying Notes to Financial Statements.


                      16 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               Year Ended
                                            Year Ended August 31,              June 30,
                                            1997             1996(1)           1996
============================================================================================
Operations
Net investment income                      $  40,397,443     $   6,266,136     $  34,112,103
--------------------------------------------------------------------------------------------
Net realized gain (loss)                       7,592,680         3,446,018        (5,345,762)
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation
or depreciation                                5,493,413        (7,579,207)       (5,672,502)
                                           -------------     -------------     -------------
Net increase in net assets resulting
 from operations                              53,483,536         2,132,947        23,093,839
============================================================================================
Dividends and Distributions to
 Shareholders
Dividends from net investment income:
Class A                                      (35,009,347)       (5,731,651)      (31,382,515)
Class B                                       (2,694,329)         (348,062)       (1,137,105)
Class C                                       (1,280,831)         (186,423)         (968,691)
--------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                               --                --          (618,306)
Class B                                               --                --           (37,635)
Class C                                               --                --           (22,691)
============================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets
 resulting from beneficial interest
 transactions--Note 2:
Class A                                      (47,818,410)        2,449,140       202,362,216
Class B                                       14,753,876         6,033,028        31,353,131
Class C                                        2,555,447           161,928         7,965,917
============================================================================================
Net Assets
Total increase (decrease)                    (16,010,058)        4,510,907       230,608,160
--------------------------------------------------------------------------------------------
Beginning of period                          558,744,592       554,233,685       323,625,525
                                           -------------     -------------     -------------
End of period [including undistributed
(overdistributed) net investment income
 of $1,240,651, $(90,989) and $57,809,
 respectively]                             $ 542,734,534     $ 558,744,592     $ 554,233,685
                                           =============     =============     =============

(1) For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
See accompanying Notes to Financial Statements.


                      17 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                Class A
                                                -------------------------------------------------------------------------

                                                Year Ended August 31,     Year Ended June 30,
                                                    1997    1996(2)          1996       1995       1994             1993
=========================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period            $   9.23   $   9.30      $   9.51   $   9.20   $   9.95      $      9.73
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .71        .10           .67        .68        .67              .68
Net realized and unrealized gain (loss)              .23       (.07)         (.21)       .31       (.74)             .22
                                                --------   --------      --------   --------   --------      -----------
Total income (loss) from investment
operations                                           .94        .03           .46        .99       (.07)             .90
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.69)      (.10)         (.66)      (.68)      (.64)            (.68)
Dividends in excess of net
investment income                                     --         --            --         --       (.01)              --
Tax return of capital distribution                    --         --          (.01)        --       (.03)              --
                                                --------   --------      --------   --------   --------      -----------
Total dividends and distributions
to shareholders                                     (.69)      (.10)         (.67)      (.68)      (.68)            (.68)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   9.48   $   9.23      $   9.30   $   9.51   $   9.20      $      9.95
                                                ========   ========      ========   ========   ========      ===========
=========================================================================================================================
Total Return, at Net Asset Value(4)                10.45%      0.42%         4.91%     11.22%     (1.17)%           9.55%
=========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                  $468,809   $503,693      $504,966   $312,607   $310,027      $   380,916
-------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                  $478,410   $508,123      $452,236   $307,036   $355,698      $   401,789
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               7.58%      6.64%(5)      7.07%      7.32%      6.61%            6.90%
Expenses                                            1.06%      1.09%(5)      1.08%      1.09%      1.14%            1.17%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                          42.6%       5.6%(5)     399.7%     303.5%     139.5%            96.8%

(1) For the period from December 1, 1993 (inception of offering) to June 30,
1994.

(2) For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

(3) For the period from July 21, 1995 (inception of offering) to June 30, 1996.

(4) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                      18 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B                              Class C
------------------------------------  -------------------------------------------------
                       Period Ended
Year Ended August 31,  June 30,      Year Ended August 31,  Year Ended June 30,
1997      1996(2)      1996(3)       1997      1996(2)      1996      1995       1994(1)
=======================================================================================
$  9.22   $  9.29      $  9.40       $  9.22   $  9.29      $  9.50   $  9.19    $ 9.83
---------------------------------------------------------------------------------------
    .64       .09          .56           .64       .09          .60       .61       .33
    .23      (.07)        (.11)          .23      (.07)        (.21)      .30      (.64)
-------   -------      -------       -------   -------      -------   -------    ------

    .87       .02          .45           .87       .02          .39       .91      (.31)
---------------------------------------------------------------------------------------
   (.62)     (.09)        (.55)         (.62)     (.09)        (.59)     (.60)     (.33)

     --        --           --            --        --           --        --        --
     --        --         (.01)           --        --         (.01)       --        --
-------   -------      -------       -------   -------      -------   -------    ------

   (.62)     (.09)        (.56)         (.62)     (.09)        (.60)     (.60)     (.33)
---------------------------------------------------------------------------------------
$  9.47   $  9.22      $  9.29       $  9.47   $  9.22      $  9.29   $  9.50    $ 9.19
=======   =======      =======       =======   =======      =======   =======    ======

=======================================================================================
   9.63%     0.28%        4.80%         9.65%     0.28%        4.11%    10.31%    (3.12)%
=======================================================================================

$52,301   $36,504      $30,737       $21,625   $18,547      $18,531   $11,019    $4,261
---------------------------------------------------------------------------------------
$41,420   $35,078      $19,227       $19,505   $18,620      $15,766   $ 6,503    $2,173
---------------------------------------------------------------------------------------
   6.77%     5.82%(5)     6.44%(5)      6.81%     5.90%(5)     6.27%     6.44%     5.97%(5)
   1.81%     1.88%(5)     1.93%(5)      1.80%     1.84%(5)     1.85%     1.89%     1.96%(5)
---------------------------------------------------------------------------------------
   42.6%      5.6%       399.7%         42.6%      5.6%       399.7%    303.5%    139.5%

(5) Annualized.

(6) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollar-rolls) for the period ended August 31, 1997 were $455,124,662 and $301,779,927, respectively. For the periods ended June 30, 1996 and 1995, purchases and sales include mortgage dollar-rolls.
See accompanying Notes to Financial Statements.


                      19 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                      20 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $212,814,109.

            In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $25,753,000, which expires between 1999 and 2005.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 1997, a credit of $25,077 was made for the Fund's projected benefit obligations and payments of $24,051 were made to retired trustees, resulting in an accumulated liability of $164,735 at August 31, 1997.


                      21 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            During the period ended August 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $81,296, an increase in accumulated net realized loss on investments of $32,469, and an increase in paid-in capital of $113,765.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the average life of the respective securities. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      22 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Year Ended August 31, 1997       Period Ended August 31, 1996(2)    Year Ended June 30, 1996(1)
                             --------------------------       -------------------------------    ---------------------------
                             Shares          Amount           Shares          Amount            Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                           7,147,373     $  67,261,266      1,923,780     $ 17,886,206      10,356,711     $  98,293,347
Dividends reinvested           2,947,978        27,722,663        493,845        4,572,687       2,643,981        25,030,137
Issued in connection with
the acquisition of:
Oppenheimer Mortgage
Income Fund--Note 8                   --                --             --               --       8,262,838        77,918,563
Quest for Value
U.S. Government
Income Fund--Note 8                   --                --             --               --      10,598,976       101,114,231
Connecticut Mutual
Government Account--
Note 8                                --                --             --               --       5,008,473        46,829,224
Redeemed                     (15,211,682)     (142,802,339)    (2,152,748)     (20,009,753)    (15,453,509)     (146,823,286)
                             -----------     -------------     ----------     ------------     -----------     -------------
Net increase (decrease)       (5,116,331)    $ (47,818,410)       264,877     $  2,449,140      21,417,470     $ 202,362,216
                             ===========     =============     ==========     ============     ===========     =============

-----------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                           3,179,059     $  29,856,499        769,313     $  7,144,526       2,376,966     $  22,507,322
Dividends reinvested             194,821         1,831,039         26,786          247,712          81,288           766,568
Issued in connection with
the acquisition of:
Oppenheimer Mortgage
Income Fund--Note 8                   --                --             --               --         683,099         6,434,794
Quest for Value
U.S. Government
Income Fund--Note 8                   --                --             --               --         967,755         9,222,705
Connecticut Mutual
Government Account--
Note 8                                --                --             --               --          10,367            96,832
Redeemed                      (1,810,612)      (16,933,662)      (146,276)      (1,359,210)       (811,911)       (7,675,090)
                             -----------     -------------     ----------     ------------     -----------     -------------
Net increase                   1,563,268     $  14,753,876        649,823     $  6,033,028       3,307,564     $  31,353,131
                             ===========     =============     ==========     ============     ===========     =============

-----------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                             882,280     $   8,277,787        209,265     $  1,946,901       1,386,839     $  13,136,459
Dividends reinvested             109,121         1,025,173         16,389          151,584          85,473           807,582
Issued in connection with
the acquisition of Quest
for Value U.S. Government
Income Fund--Note 8                   --                --             --               --         284,411         2,710,439
Redeemed                        (718,810)       (6,747,513)      (209,156)      (1,936,557)       (921,932)       (8,688,563)
                             -----------     -------------     ----------     ------------     -----------     -------------
Net increase                     272,591     $   2,555,447         16,498     $    161,928         834,791     $   7,965,917
                             ===========     =============     ==========     ============     ===========     =============

(1) For the year ended June 30, 1996 for Class A and Class C shares and for the period from July 21, 1995 (inception of offering) to June 30, 1996 for Class B shares.

(2) The Fund changed its fiscal year end from June 30 to August 31.


                      23 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1997, net unrealized appreciation on investments and options written of $1,463,676 was composed of gross appreciation of $7,176,100, and gross depreciation of $5,712,424.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Managers were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of average annual net assets over $800 million.

            For the year ended August 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $709,843, of which $230,181 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,031,181 and $65,115, of which $25,474 and $3,250, respectively, was paid to an affiliated broker/dealer. During the year ended August 31, 1997, OFDI received contingent deferred sales charges of $130,311 and $3,984, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1997, OFDI paid $149,082 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                      24 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1997, OFDI paid $1,070 and $15,008 to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $358,181 and $60,433, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At August 31, 1997, OFDI had incurred unreimbursed expenses of $1,717,291 for Class B and $275,792 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                      25 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts  (continued)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

            At August 31, 1997, the Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                                       Unrealized
                               Expiration  Number of  Valuation as of  Appreciation
                               Date        Contracts  August 31, 1997  (Depreciation)
---------------------
Contracts to Purchase
U.S. Treasury Nts., 5-yr       9/97         51        $ 5,444,250       $(32,676)

Contracts to Sell
-----------------

U.S. Treasury Nts., 2-yr       9/97         44          9,098,375        (24,063)
U.S. Treasury Nts., 10-yr      9/97        124         13,519,875         36,250
U.S. Treasury Bonds, 30-yr     9/97         20          2,262,500         (1,562)
                                                                        --------
                                                                        $(22,051)
                                                                        ========


================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.


                      26 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Written option activity for the year ended August 31, 1997 was as follows:

                                          Call Options             Put Options
                                          -----------------------  ----------------------
                                          Number      Amount       Number      Amount of
                                          of Options  of Premiums  of Options  Premiums
------------------------------------------------------------------------------------------
Options outstanding at August 31, 1996        --      $     --                 $     --
Options written                           35,000       246,094      44           12,799
Options closed or expired                     --            --     (44)         (12,799)
                                          ------      --------     ---         --------
Options outstanding at August 31, 1997    35,000      $246,094      --         $     --
                                          ======      ========     ===         ========

================================================================================
7. Illiquid and Restricted Securities

At August 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at August 31, 1997 was $46,789,138, which represents 8.62% of the Fund's net assets.

================================================================================
8. Acquisition of Oppenheimer Mortgage Income Fund, Quest for Value U.S. Government Income Fund and Connecticut Mutual Government Account

On July 28, 1995, the Fund acquired all of the net assets of Oppenheimer Mortgage Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Mortgage Income Fund shareholders on July 12, 1995. The Fund issued 8,262,838 and 683,099 shares of Class A and Class B beneficial interest, respectively, valued at $77,918,563 and $6,434,794 in exchange for the net assets, resulting in combined Class A net assets of $385,440,401 and Class B net assets of $6,806,465 on July 28, 1995. The net assets acquired included net unrealized appreciation of $844,310. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                      27 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
8. Acquisition of Oppenheimer Mortgage Income Fund, Quest for Value U.S. Government Income Fund and Connecticut Mutual Government Account (continued)

            On November 24, 1995, the Fund acquired all of the net assets of Quest for Value U.S. Government Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value U.S. Government Income Fund shareholders on November 16, 1995. The Fund issued 10,598,976, 967,755 and 284,411 shares of Class A, Class B and Class C beneficial interest, respectively, valued at $101,114,231, $9,222,705 and $2,710,439 in exchange for the net assets, resulting in combined Class A net assets of $518,859,988, Class B net assets of $21,270,443 and Class C net assets of $16,422,311 on November 24, 1995. The net assets acquired included net unrealized depreciation of $533,506. The exchange qualified as a tax-free reorganization for federal income tax purposes.

            On April 26, 1996, the Fund acquired all of the net assets of Connecticut Mutual Government Account, pursuant to an Agreement and Plan of Reorganization approved by the Connecticut Mutual Government Account shareholders on April 24, 1996. The Fund issued 5,008,473 and 10,367 shares of Class A and Class B beneficial interest, respectively, valued at $46,829,224 and $96,832 in exchange for the net assets, resulting in combined Class A net assets of $513,892,599 and Class B net assets of $28,393,161 on April 26, 1996. The net assets acquired included net unrealized depreciation of $184,154. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                      28 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer U.S. Government Trust:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer U.S. Government Trust as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the two-month period ended August 31, 1996 and the year ended June 30, 1996, and the financial highlights for the year ended August 31, 1997, the two-month period ended August 31, 1996 and for each of the years in the four-year period ended June 30,1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the two-month period ended August 31,1996 and the year ended June 30, 1996, and the financial highlights for the year ended August 31, 1997, the two-month period ended August 31, 1996 and for each of the years in the four-year period ended June 30, 1996, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Denver, Colorado
September 22, 1997


                      29 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            None of the dividends paid by the Fund during the year ended August 31, 1997 are eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

                      30 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Oppenheimer U.S. Government Trust
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees  Leon Levy, Chairman of the Board of Trustees
                       Donald W. Spiro, Vice Chairman of the Board of Trustees Bridget A. Macaskill, Trustee and President
                       Robert G. Galli, Trustee
                       Benjamin Lipstein, Trustee
                       Elizabeth B. Moynihan, Trustee
                       Kenneth A. Randall, Trustee
                       Edward V. Regan, Trustee
                       Russell S. Reynolds, Jr., Trustee
                       Pauline Trigere, Trustee
                       Clayton K. Yeutter, Trustee
                       Jerry A. Webman, Vice President
                       George C. Bowen, Treasurer
                       Robert J. Bishop, Assistant Treasurer
                       Scott T. Farrar, Assistant Treasurer
                       Andrew J. Donohue, Secretary
                       Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser     OppenheimerFunds, Inc.

================================================================================
Distributor            OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and           OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of           Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors   KPMG Peat Marwick LLP

================================================================================
Legal Counsel          Gordon Altman Butowsky Weitzen Shalov & Wein

                       This is a copy of a report to shareholders of Oppenheimer U.S. Government Trust. This report must be preceded or accompanied by a Prospectus of Oppenheimer U.S. Government Trust. For material information concerning the Fund, see the Prospectus.

                       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                      31 Oppenheimer U.S. Government Trust

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to
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      For added convenience, you can get automated information with
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PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

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